SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 9, 1997

                         NEWPORT NEWS SHIPBUILDING INC.
             (Exact name of registrant as specified in its charter)

         Delaware                 1-12385                74-1541566
(State or other jurisdiction     (Commission           (IRS Employer
   of Incorporation)            File Number)        Identification No.)

4101 Washington Avenue, Newport News, Va.                   23607-2770
 (Address of principal executive offices)                    (Zip Code)

                                (757) 380-2000
              (Registrant's telephone number, including area code)

ITEM 5.                        Other Events.


At a regularly scheduled meeting of the Board of Directors of the Company, held on December 9, 1997, the following persons were elected officers of the Company:

                Name                     Title
                ----                     -----
        Michael Petters                  Vice President, Aircraft Carriers

        Robert Gunter                    Vice President, Surface Ships


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

December 11, 1997                          NEWPORT NEWS SHIPBUILDING INC.

                                          /s/ Stephen B. Clarkson
                                          ----------------------------
                                         By: Stephen B. Clarkson
                                         Vice President,
                                         General Counsel and Secretary